Parker Hannifin Corporation Quarterly Earnings Release 2 nd Quarter FY2012 January 20, 2012 Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets;
uncertainties surrounding timing, successful completion or integration of acquisitions; ability to realize antici pated cost savings from business realignment activities; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to insurance and employee retirement and health care benefits; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law.
Slide 2

Slide 3
Non-GAAP Financial Measures
This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters and the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Slide 4 Discussion Agenda CEO 2 nd Quarter Highlights Key Performance Measures & Outlook Questions & Answers CEO Closing Comments

Slide 5
Second Quarter FY12 Highlights
Record 2
nd
Quarter Sales: Q2 Sales Increased 8.4% Year-over-Year
to $3.1B
End Market
Demand:
Order Improvement of 3% Year-over-Year
Against Tougher Comparables ; International Industrial Orders
Moderating
Operating
Margin:
14.2% as compared to 14.0% in Q2 FY11
NA Industrial Increased to 16.5% from 15.2% in Q2 FY11
Record 2
nd
Quarter Net Income: $242 million
Continued Strong Cash
Flow:
Q2 FY12 Operating Cash Flow/Sales
of 8.2%; YTD FY12 of 8.9%
Earnings Per Share: Q2 Record of $1.56 vs. $1.39 in Q2 FY11
Strong Balance Sheet: Cash Balance Greater than $487M and
Debt/Total Capitalization Metric of 25.2%

Slide 6 Financial Highlights Diluted Earnings per Share 2 nd Quarter and Year-to-Date $1.56 $1.39 $3.47 $2.90 $.00 $.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 Q2 FY12 Q2 FY11 FY12 FY11

Slide 7
Influences on 2
nd
Quarter Earnings
Diluted Earnings Per Share Increase Year-over-Year of $.17
or 12% Primarily Driven By:
Improved NA Segment Operating Margins to 16.5% from 15.2%
($.17 EPS Impact)
Improved Aerospace Segment Operating Margins to 14.2% from
13.8% ($.03 EPS Impact)
Lower Shares Outstanding due to Share Repurchase ($.11 EPS
Impact)
Offset by:
Increased Expense Below Segment Operating Income due to Higher
Market-driven Benefit Expense ($.04 EPS Impact)
Higher Tax Rate due to Multi-period R&D Tax Credit booked in Q2
FY11 ($.09 EPS Impact)

Slide 8
Financial Highlights
Sales – 2
nd
Quarter
Dollars in millions
FY2012
%
Change FY2011 FY2012
%
Change FY2011
Sales
As reported 3,107 $       8.4% 2,867 $      6,340 $  11.3% 5,696 $
Acquisitions 10 0.3% 32 0.6%
Currency 0 0.0% 86 1.5%
Adjusted Sales 3,097 $       8.1% 6,222 $  9.2%
Operating Margin
As reported 442 $          400 $         962 $     839 $
% of Sales 14.2% 14.0% 15.2% 14.7%
2nd Quarter Year to Date

Slide 9
Segment Reporting
Industrial North America
Dollars in millions
FY2012
%
Change
FY2011 FY2012
%
Change
FY2011
Sales
As reported 1,183 $       13.2% 1,046 $      2,388 $  13.2% 2,110 $
Acquisitions 4 0.4% 15 0.7%
Currency (3) (0.3)% 1 0.1%
Adjusted Sales 1,182 $       13.1% 2,372 $  12.4%
Operating Margin
As reported 196 $          159 $         419 $     349 $
% of Sales 16.5% 15.2% 17.5% 16.5%
2nd Quarter Year to Date

Slide 10
Segment Reporting
Industrial International
Dollars in millions
FY2012
%
Change
FY2011 FY2012
%
Change
FY2011
Sales
As reported 1,219 $       6.2% 1,147 $      2,508 $  12.0% 2,240 $
Acquisitions 6 0.5% 16 0.7%
Currency 4 0.4% 81 3.6%
Adjusted Sales 1,209 $       5.3% 2,411 $  7.7%
Operating Margin
As reported 166 $          168 $         374 $     352 $
% of Sales 13.6% 14.6% 14.9% 15.7%
2nd Quarter Year to Date

Slide 11
Segment Reporting
Aerospace
Dollars in millions
FY2012
%
Change
FY2011 FY2012
%
Change
FY2011
Sales
As reported 497 $          8.0% 460 $         994 $     10.9% 897 $
Acquisitions 0 0.0% 0 0.0%
Currency 0 0.0% 1 0.1%
Adjusted Sales 497 $          8.0% 993 $     10.8%
Operating Margin
As reported 70 $            64 $           139 $     107 $
% of Sales 14.2% 13.8% 14.0% 12.0%
2nd Quarter Year to Date

Slide 12
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2012
%
Change
FY2011 FY2012
%
Change
FY2011
Sales
As reported 208 $          (2.9)% 214 $         450 $     0.4% 449 $
Acquisitions 0 0.0% 1 0.2%
Currency (1) (0.5)% 3 0.7%
Adjusted Sales 209 $          (2.4)% 446 $     (0.5)%
Operating Margin
As reported 10 $            10 $           30 $       31 $
% of Sales 4.7% 4.4% 6.6% 6.9%
2nd Quarter Year to Date

Slide 13
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons of total dollars, except Aerospace
Aerospace is calculated using a 12-month rolling average
DEC '11 SEPT '11 DEC '10 SEPT '10
Total Parker 3% +   9% +   29% +   29% +
Industrial North America 8% +   16% + 26% +   31% +
Industrial International 1% +   4% +   29% +   34% +
Aerospace 0% +   14% + 37% +   16% +
Climate & Industrial Controls 5% - 4% - 26% +   23% +
Three Month Rolling at Period End

Slide 14 Balance Sheet Summary Cash Working capital - Accounts receivable - Inventory - Accounts payable

Slide 15
Strong Cash Flow
Cash from Operating Activities
2
nd
Quarter and Year-To- Date
Cash From Operating Activities
Q2 '12 Q2 '11
As Reported $ 254M $285M
As Reported % Sales 8.2% 10.0%
Year-to-Date Cash from Operating Activities:
YTD '12 YTD '11
As Reported $563M $408M
As Reported % Sales 8.9% 7.2%

Slide 16
Financial Leverage
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
40.0%
42.0%
FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12
YTD
Debt to Debt Equity
25.2%
Debt to Debt Equity
(19.5% net Debt)
25.2%

Slide 17
FY 2012  Earnings Outlook Assumptions
Segment Sales & Operating Margins
FY 2012 Sales change versus FY 2011
Industrial North America 8.4% -- 10.4%
Industrial International 1.9% -- 3.9%
Aerospace 7.1% -- 9.1%
Climate & Industrial Controls (2.7) % -- .3%
FY 2012 Operating margin percentages
Industrial North America 17.0% -- 17.4%
Industrial International 14.7% -- 15.1%
Aerospace 13.3% -- 13.7%
Climate & Industrial Controls 7.7% -- 8.0%

Slide 18
FY 2012 Earnings Outlook Assumptions
below Operating Margin (+/-.50%)
Expenses Below Segment Operating Margin*
$412M at Midpoint
Tax Rate = 29%
*Corporate Admin, Interest and Other Expense (Income)

Low Midpoint High Diluted Earnings Per Share 6.90 $ $ 7.10 $ 7.30 Slide 19 Earnings Outlook – FY12

Slide 20
Questions & Answers...
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Appendix Income Statement 2 nd Quarter FY2012 1 st Half FY2012 * * * * ********************************* ******************** *********************** ***********************

Slide 22
Income Statement – 2
nd
Quarter
Quarter
Dollars in millions
% of Sales % of Sales
Net Sales 3,106.8 $  100.0% 2,866.6 $  100.0%
Cost of sales 2,381.3 76.6% 2,195.7 76.6%
Gross profit 725.5 23.4% 670.9 23.4%
S, G & A 368.7 11.9% 345.7 12.1%
Interest expense 23.8 .8% 25.6 .9%
Other (income), net (5.9) (.2)% (6.6) (.3)%
Income before taxes 338.9 10.9% 306.2 10.7%
Income taxes 96.6 3.1% 74.4 2.6%
Net income 242.3 $     7.8% 231.8 $     8.1%
Less: Noncontrolling interests 1.5 $         .1% 1.6 $         .1%
Net income attributable to common
shareholders
240.8 $     7.7% 230.2 $     8.0%
FY 2012 FY 2011

Slide 23
Income Statement – 1
st
Half
Dollars in millions
% of Sales % of Sales
Net Sales
6,340.7 $  100.0% 5,695.9 $  100.0%
Cost of sales 4,795.8 75.6% 4,333.6 76.1%
Gross profit 1,544.9 24.4% 1,362.3 23.9%
S, G & A 755.1 11.9% 679.2 11.9%
Interest expense 47.0 .8% 50.3 .9%
Other (income), net (7.7) (.1)% (9.8) (.2)%
Income before taxes 750.5 11.8% 642.6 11.3%
Income taxes 210.0 3.3% 161.8 2.8%
Net income
540.5 $     8.5% 480.8 $     8.5%
Less: Noncontrolling interests 2.7 $         .0% 3.5 $         .1%
Net income attributable to common
shareholders
537.8 $     8.5% 477.3 $     8.4%
FY 2012 FY 2011